Exhibit 10.29
CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
FIRST AMENDMENT TO AMENDED AND RESTATED
SUPPLY, LICENSE AND DEVELOPMENT AGREEMENT
This First Amendment to the Amended and Restated Supply, License, and Development Agreement dated December 27, 2005, is dated May 9, 2007 (the “Amended Agreement”) by and between Digital Angel Corporation (“Digital Angel”) and VeriChip Corporation (“VeriChip”), both Delaware corporations.
RECITALS
Whereas, Digital Angel and VeriChip have previously entered into an Amended and Restated Supply, License and Development Agreement dated December 27, 2005 (the “Original Agreement”).
Whereas, due to changes in the timing of VeriChip’s IPO, it made its commercial sales launch approximately twelve months later than such launch had been contemplated when the Original Agreement was entered into.
Whereas, Digital Angel and VeriChip wish to amend the Original Agreement with regard to order quantities and timing to reflect the delay in the launch of commercial sales efforts.
AGREEMENT
1.	The parties agree to replace the Schedule 5 in the Original Agreement with the new Schedule 5, which is attached to this Amended Agreement.

2.	The parties agree that the Original Agreement term will be extended by one year.

3.	All other terms, conditions, representations, warranties and other clauses of the Original Agreement shall remain unchanged.
IN WITNESS WHEREOF, this Amended Agreement has been executed as of the day and year first above written.

DIGITAL ANGEL CORPORATION
A Delaware corporation

By:	/s/ Kevin N. McGrath

Title:	Chief Executive Officer

VERICHIP CORPORATION
A Delaware corporation

By:	/s/ William J. Caragol

Title:	Chief Financial Officer

SCHEDULE 5 (dated May 9, 2007)
MINIMUM PURCHASE COMMITMENTS
(to and forming a part of the Agreement)

Calendar Year 2006	No minimum

Calendar Year 2007	No minimum

Calendar Year 2008	***

Calendar Year 2009	***

Calendar Year 2010	***

Calendar Year 2011	***
Unless the Parties agree to a different Minimum Unit Commitment for Calendar Years 2012 and after, the Minimum Unit Commitment applicable to Calendar Years 2012 and after shall be *** units per year.
***CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.